UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010 (June 15, 2010)

Cardtronics, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Stockholders of Cardtronics, Inc. (the “Company”) held on June 15, 2010, the stockholders approved the amendment and restatement of the Company’s 2007 Stock Incentive Plan (the “Amended and Restated 2007 Plan”) to (i) increase the maximum number of shares of common stock that may be granted as equity incentive awards under the Amended and Restated 2007 Plan by 2,000,000 shares, from 3,179,393 to 5,179,393, (ii) adjust the existing provisions regarding performance-based awards granted and conform a number of administration provisions of the Amended and Restated 2007 Plan necessary to effectuate the modified performance-based awards, (iii) modify the annual award limitations for any individual participant of the Amended and Restated 2007 Plan as well as the performance criteria that may be utilized to structure performance-based awards, (iv) increase the term of the Amended and Restated 2007 Plan from a ten-year period beginning on the original adoption date (which was August 22, 2007) to a ten-year period beginning on the adoption of the Amendment to the Amended and Restated 2007 Plan, and (v) add two types of awards eligible for grant under the Amended and Restated 2007 Plan: a restricted stock unit award and an annual incentive award.

The Company’s Amended and Restated 2007 Plan is included in the Company’s 2010 proxy statement (the “2010 Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2010. Accordingly, this description of the Amended and Restated 2007 Plan is qualified in its entirety by reference to the Amended and Restated 2007 Plan, a copy of which is included as Appendix B to the 2010 Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

In conjunction with the Company’s Annual Meeting of Stockholders held on June 15, 2010, three proposals were presented for a stockholder vote. Set forth below are the voting results for each of the proposals.

Proposal No. 1: Re-election of three Class III directors to the Company’s Board of Directors for a three-year term:

	Number of Shares
	For	Against/Withheld	Broker Non-Votes
Fred R. Lummis	29,967,715	7,422,242	1,853,591
Steven A. Rathgaber	36,374,663	1,015,294	1,853,591
Michael A. R. Wilson	31,132,241	6,257,716	1,853,591

The Company’s other continuing directors are J. Tim Arnoult, Robert P. Barone, Jorge M. Diaz, Dennis F. Lynch, and G. Patrick Phillips.

Proposal No. 2: Approval of the amendment and restatement of the 2007 Plan to increase the maximum number of shares of common stock that may be granted as equity incentive awards under the 2007 Plan by 2,000,000 shares, among other amendments to the term of the 2007 Plan:

For	Against	Abstain	Broker Non-Votes
34,249,090	2,785,864	355,003	1,853,591

Proposal No. 3: Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain	Broker Non-Votes
38,674,925	547,865	20,758	–

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Cardtronics, Inc. Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Appendix B of Cardtronics, Inc.’s Definitive Proxy Statement filed on April 30, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics, Inc.

Date: June 17, 2010

By: /s/   J. CHRIS BREWSTER
Name: J. Chris Brewster
Title: Chief Financial Officer